BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Investor A1, Investor C1 and Investor C2 Shares

Supplement dated September 27, 2018

to the Summary Prospectus and Prospectus,

dated January 26, 2018, as supplemented to date

Effective September 30, 2018, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Total Return Fund — Fees and Expenses of the Fund” and the section in the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Total Return Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares	Investor C1 Shares	Investor C2 Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None [1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [2]	None [3]	None [3]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A1 Shares	Investor C1 Shares	Investor C2 Shares
Management Fee[5,6]	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.10%	0.80%	0.50%
Other Expenses	0.17%	0.19%	0.21%
Interest Expense[7,8]	—	—	—
Other Expenses of the Fund	0.17%	0.19%	0.21%
Other Expenses of the Subsidiary[9]	—	—	—
Total Annual Fund Operating Expenses[8]	0.62%	1.34%	1.06%
Fee Waivers and/or Expense Reimbursements[5,6]	(0.03)%	—	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5,6]	0.59%	1.34%	1.03%

[1]

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[2]

A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A1 shares made within 18 month after purchase where no initial sales charge was paid at time of purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[3]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares or Investor C2 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[4]

The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Total Return Portfolio (the “Master Portfolio”).

[5]

BlackRock Advisors, LLC (“BlackRock”) receives a management fee from the Master Portfolio for investment advisory and certain administrative services at the annual rate of 0.06% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a management fee from the Fund for investment advisory and certain administrative services at the annual rate of 0.29% of the Fund’s average daily net assets for an overall management fee rate paid by the Fund of 0.35%. In addition, as described in the “Management of the Fund” section of the Fund’s prospectus on page 34, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.59% (for Investor A1 Shares), 1.36% (for Investor C1 Shares) and 1.03% (for Investor C2 Shares) of average daily net assets through January 31, 2019. These contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Bond Fund, Inc. (the “Corporation”) or by a vote of a majority of the outstanding voting securities of the Fund.

[6]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 34, with the exception of the Fund’s investment in the Master Portfolio, BlackRock has contractually agreed to waive the management fee of the Fund and the Master Portfolio with respect to any portion of the Fund’s or the Master Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or the Master Portfolio or by a vote of a majority of the outstanding voting securities of the Fund or the Master Portfolio.

[7]

Interest Expense has been restated and is estimated based on the Fund’s current investment strategies, which reflects the Fund’s intention to no longer make short sales or invest in reverse repurchase agreements, dollar rolls or tender option bonds. During the Fund’s most recent fiscal year, Interest Expense was equal to 0.24% for each of Investor A1 Shares, Investor C1 Shares and Investor C2 Shares.

[8]

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restated Interest Expense which is estimated based on the Fund’s current investment strategies.

[9]	Other expenses of the BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) were less than 0.01% for the Fund’s last fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$160	$294	$439	$864
Investor C1 Shares	$236	$425	$734	$1,613
Investor C2 Shares	$205	$334	$582	$1,291

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C1 Shares	$136	$425	$734	$1,613
Investor C2 Shares	$105	$334	$582	$1,291

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 806% of the average value of its portfolio.

The last sentence in the second paragraph of the section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Total Return Fund — Principal Investment Strategies of the Fund” and the last sentence in the second paragraph of the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Total Return Fund — Principal Investment Strategies of the Fund” are deleted in their entirety.

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Total Return Fund — Principal Risks of Investing in the Fund” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Total Return Fund — Principal Risks of Investing in the Fund” are amended to delete “Dollar Rolls Risk” and “Reverse Repurchase Agreements Risk.”

The last sentence of the fourth paragraph in the section of the Fund’s Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

The section of the Fund’s Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to delete “Short Sales.”

The section of the Fund’s Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is amended to delete “Dollar Rolls Risk” and “Reverse Repurchase Agreements Risk.”

The other risks subsection under the section of the Fund’s Prospectus entitled “Details About the Fund — Investment Risks” is amended to delete “Short Sales Risk.”

The seventh paragraph in section of the Fund’s Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

For the fiscal year ended September 30, 2017, BlackRock received management fees, net of any applicable waivers, as a percentage of the average daily net assets of the Fund or Master Portfolio, as applicable, as follows:

Fund	Management Fees (Net of Applicable Waivers)
Total Return Fund	0.29%
Master Portfolio	0.06%

Shareholders should retain this Supplement for future reference.

PR2-10046-PRI-0918SUP